Corporate Headquarters Truckload Hub Truckload Terminal Intermodal Terminal Secure Drop Lot On-site at Customer Logisitcs Office Warehouse Schneider acquisition of Cowan Systems, LLC Cowan operation Leading provider of dedicated transportation with a 100-year reputation for superior customer service and financial stability. Founded in 1924, headquartered in Baltimore, Maryland. Operates over 1,800 tractors and 7,500 trailers across 40+ locations in the Eastern United States. In addition, Cowan also has contracts in place with 500 owner-operators, which provides additional capacity strength. Demonstrated reputation for on-time service and long-tenured relationships. Portfolio of complementary services including brokerage, drayage and warehousing.

Strategic alignment / anticipated benefits The path forward Schneider approaches $2 billion* in annual Dedicated contract revenues and over 8,400 Dedicated tractors in service to our valued customer base. Lightweight equipment enables customers to move more freight per shipment, saving them transportation expenses and reducing emissions. Compatible cultures that emphasize growth, driver experience and retention, superior customer service, and commitment to values – with safety at the forefront. Attractive end markets (retail, packaging, food and beverage, etc.) with long-term contracts that support financial performance. Top 20 customers include prestigious, industry-leading brands in their respective industries. Sizable brokerage operation focused on the truckload market that complements Schneider’s current offering. Business will continue to operate under Cowan name, with cost synergies through integration of administrative and support functions, including equipment purchasing and maintenance, fuel, and driver recruiting. Unique opportunity to acquire highly complementary asset at attractive point in the cycle. Transaction is anticipated to close before the end of the year. 100% of the membership interests in Cowan Transport Holdings, LLC and Cowan Equipment Leasing, LLC, as well as all affiliated entities. Acquisition expected to be accretive to Schneider’s earnings per share within the first year, before consideration of anticipated synergies. Beginning December 2024, Cowan financial results will be reported in their corresponding Schneider Truckload and Logistics business segments. Forward-Looking Statements The information contained in this document contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, which are intended to come within the safe harbor protection provided by such Act. These forward-looking statements reflect our current expectations, beliefs, plans, or forecasts with respect to, among other things, future events and financial performance and trends in the business and industry. Forward-looking statements are often characterized by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential,” “forecast,” and other words, terms, and phrases of similar meaning and include statements regarding: (1) the timing of completion of the acquisition and the consummation of the acquisition, (2) the anticipated financing of the acquisition, (3) how Cowan Systems will be integrated into Schneider’s group structure and how Cowan Systems’ financial results will be reported in Schneider’s consolidated financial statements, (4) whether Cowan Systems will continue to operate as a wholly owned subsidiary of Schneider, (5) the expected trajectory, operations and results of the combined company (6) the expectation that the acquisition of Cowan Systems will be accretive to Schneider’s earnings per share within the first year and (7) the potential realization of synergies in connection with the acquisition. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks, and uncertainties. Such forward looking statements are based on information presently available to the Company’s management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, (1) the risks that the transaction may not be completed in a timely manner or at all, (2) the risk that using debt to finance, in part, the acquisition will increase Schneider’s indebtedness, (3) the risk that the operations of Schneider and Cowan Systems will not be integrated successfully, (4) the risk that the combined business will not achieve the anticipated revenue and synergies or other expected benefits and (5) those discussed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K filed on February 23, 2024, as such may be amended or supplemented in Part II, Item 1A, “Risk Factors,” of subsequently filed Quarterly Reports on Form 10-Q, as well as those discussed in the consolidated financial statements, related notes, and other information appearing elsewhere in the aforementioned reports and other filings with the SEC. We do not intend, and undertake no obligation, to update any of our forward-looking statements after the date of this press release to reflect actual results or future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. * Revenue estimate based on the total of Schneider’s and Cowan’s 2024 Dedicated revenue projections. Cowan figures are unaudited and may be adjusted following closing, and as a result, actual Cowan results may differ from the preliminary results.